Exhibit 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MILLENNIUM CAPITAL VENTURE HOLDINGS, INC.(the "Company") on Form 10-QSB for the quarter ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jose Araque , Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By: /s/ Jose Araque
    ------------------------------
    Jose Araque, Chief Executive Officer

Dated: August 12, 2005